Income Taxes	2 Months Ended	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2014
KSix Media, Inc. and Subsidiaries [Member]
Income Taxes

9 INCOME TAX

The Company’s income tax benefit differs from the expected income tax benefit by applying the U.S. Federal statutory rate of 34% to net income (loss) as follows:

December 31, 2014

Income tax benefit at statutory rate of 34%	$2,400
Change in valuation allowance	(2,400)
$-

Deferred tax assets consist of:

December 31, 2014

Deferred tax assets (liabilities):
Net operating loss carryforward	$2,400
Valuation allowance (see Note 2)	(2,400)
$-

As of December 31, 2014, the Company had approximately $6,900 of federal and state net operating loss carryovers (“NOLs”) which begin to expire in 2029. The NOLs may be subject to limitation under Internal Revenue Code Section 382 should there be a greater than 50% ownership change as determined under regulations.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based on the assessment, the Company has established a full valuation allowance against all of the deferred tax assets for every period because it is more likely than not that all of the deferred tax assets will not be realized.

The Company is currently open to audit for the year ended December 31, 2014.

KSix, LLC and Affiliate [Member]
Income Taxes		3 INCOME TAXES The Company is a limited liability company and any income or loss is passed through to the tax returns of the members. As such, no provision for income taxes is required.